                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022
                              -------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON WEDNESDAY, SEPTEMBER 24, 1997
                               -----------------

TO THE SHAREHOLDERS OF
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

    NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") will be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022, on Wednesday, September 24, 1997 commencing at 10:00 a.m., New York City time. The purpose of the meeting is to consider and act upon the following proposals and to consider and act upon such other matters as may properly come before the meeting or any adjournments thereof:

        (1) To elect two (2) directors of the Fund.

        (2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants of the Fund for the fiscal year ending May 31, 1998.

    The close of business on July 11, 1997 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the meeting.

    This notice and related proxy material are first being mailed on or about July 25, 1997.

                                          By order of the Board of Directors,

                                                          [SIG]

                                                 MICHAEL A. PIGNATARO
                                                      SECRETARY

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: July 25, 1997
New York, New York

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
                              ONE CITICORP CENTER
                              153 EAST 53RD STREET
                                   57TH FLOOR
                            NEW YORK, NEW YORK 10022

                              -------------------

                            PROXY STATEMENT FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS
                  TO BE HELD ON WEDNESDAY, SEPTEMBER 24, 1997
                               -----------------

    This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Willkie Farr & Gallagher, One Citicorp Center, 153 East 53rd Street, 47th Floor, New York, New York 10022 on Wednesday, September 24, 1997 and at any adjournments thereof (collectively, the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, BEA Associates, the investment adviser to the Fund ("BEA"), Bear Stearns Funds Management Inc., the administrator of the Fund (the "Administrator"), or MacKenzie Partners Inc. ("MacKenzie"), a proxy solicitation firm that has been retained by the Fund and which will receive a fee of approximately $3,000 and will be reimbursed for its reasonable expenses. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment of MacKenzie for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about July 25, 1997.

    The principal executive office of BEA is located at One Citicorp Center, 153 East 53rd Street, 57th Floor, New York, New York 10022. The Administrator has its principal executive office at 245 Park Avenue, 15th Floor, New York, New York 10167.

    The Fund's Annual Report containing audited financial statements for the fiscal year ended May 31, 1997 is concurrently being furnished to all shareholders of the Fund. It is not to be regarded as proxy-soliciting material.

    If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted FOR election of the nominees for director, FOR Proposal 2 stated in the accompanying Notice of Annual Meeting and FOR any other matters that may properly come before the Meeting and that are deemed appropriate. Any shareholder giving a Proxy has the right to attend the Meeting to vote his shares in person (thereby revoking any prior Proxy) and also the right to revoke the Proxy at any time by written notice received by the Fund prior to the time it is voted.

    In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by Proxy. If a quorum is present, the persons named as proxies will vote those Proxies that they are entitled to vote FOR any proposal in favor of an adjournment and will vote those Proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted.

    Proposal 1 requires for approval the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy while Proposal 2 requires for approval the vote of a majority of the votes cast at a Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on such proposals.

    The Fund has one class of shares of capital stock, par value $.001 per share (the "Shares"). On the record date, July 11, 1997, there were 8,434,919 Shares outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

    In order that your Shares may be represented at the Meeting, you are requested to:
    --indicate your instructions on the Proxy;
    --date and sign the Proxy;
    --mail the Proxy promptly in the enclosed envelope;
    --allow sufficient time for the Proxy to be received on or before 10:00 a.m. on September 24, 1997.

                       PROPOSAL 1: ELECTION OF DIRECTORS

    The first proposal to be submitted at the Meeting will be the election of two (2) directors of the Fund, each to hold office for such term set forth below and until his successor is elected and qualified.

    The Board is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

    James J. Cattano and William W. Priest, Jr., directors whose current terms expire on the date of this Meeting, have been nominated for a three-year term to expire at the 2000 Annual Meeting of Shareholders. Messrs. Cattano and Priest currently serve as directors of the Fund. Mr. Cattano has been a member of the Board of Directors since the Fund commenced operations in 1992. On February 11, 1997, Mr. Priest was elected by the board of directors to fill the vacancy resulting from Mr. Daniel Sigg's resignation from the board. If elected, Mr. Cattano and Mr. Priest will serve as directors for a term of three years to expire at the 2000 Annual Meeting of Shareholders.

    Each nominee has indicated an intention to continue to serve if elected and has consented to being named in this Proxy Statement. Each nominee or director named below who is deemed an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk. Messrs. Priest and Watt are interested persons of the Fund by virtue of their positions as directors and/or officers of BEA.

    The following table sets forth certain information regarding the nominees for election to the Board of the Fund, directors whose terms of office continue beyond the 1997 annual meeting, and the officers and directors of the Fund as a group. Each of the nominees, directors and officers of the Fund has sole voting and investment power with respect to the Shares shown. Each nominee, each director and the officers and directors of the Fund as a group owns less than one percent of the outstanding Shares of the Fund.

                                                                                                           MEMBERSHIPS ON
                                                                                                           BOARDS OF OTHER
                                     SHARES                                            LENGTH OF SERVICE     REGISTERED
                                  BENEFICIALLY                                          AS DIRECTOR AND      INVESTMENT
                                    OWNED ON         CURRENT PRINCIPAL OCCUPATION           TERM OF         COMPANIES AND
                                    JULY 11,           AND PRINCIPAL EMPLOYMENT          MEMBERSHIP ON      PUBLICLY HELD
           NAME (AGE)                 1997            DURING THE PAST FIVE YEARS       BOARD OF THE FUND      COMPANIES
--------------------------------  -------------   -----------------------------------  -----------------  -----------------

Dr. Enrique R. Arzac (55)                 200     Professor of Finance and Economics   Since 1996; cur-   Director of nine
  Columbia University                             and Director of the Financial        rent term ends at  other BEA-advised
  Graduate School of                              Management Program, Graduate School  the 1998 annual    investment compa-
   Business                                       of Business, Columbia University     meeting.           nies; Director of
  New York, NY 10027                              (1971-present).                                         The Adam Express
                                                                                                          Company; Director
                                                                                                          of Petroleum and
                                                                                                          Resources Corpo-
                                                                                                          ration.

James J. Cattano (53) ..........            0     President, Primary Resource Inc.     Since 1994; cur-   Director of six
  78 Manor Road                                   (an international trading company    rent term ends at  other BEA-advised
  Ridgefield, CT 06877                            specializing in the sale of          the 1997 annual    investment compa-
                                                  agricultural commodities in Latin    meeting.           nies.
                                                  American markets) (10/96-present);
                                                  President, Atlantic Fertilizer &
                                                  Chemical Company (an international
                                                  trading company specializing in the
                                                  sale of agricultural commodities in
                                                  Latin American markets)
                                                  (10/91-10/96).

Peter A. Gordon (54) ...........            0     General Partner of Ethos Capital     Since 1992; cur-   Director of five
  284 Coopers Neck Lane                           Management (6/92-12/95); Managing    rent term ends at  other BEA-ad-
  P.O. Box 1327                                   Director at Salomon Brothers Inc     the 1998 annual    vised investment
  Southampton, NY 11968                           (1981-6/92).                         meeting.           companies; Direc-
                                                                                                          tor of TCS Fund,
                                                                                                          Inc.; Director of
                                                                                                          the Mills Corpo-
                                                                                                          ration.

                                                                                                           MEMBERSHIPS ON
                                                                                                           BOARDS OF OTHER
                                     SHARES                                            LENGTH OF SERVICE     REGISTERED
                                  BENEFICIALLY                                          AS DIRECTOR AND      INVESTMENT
                                    OWNED ON         CURRENT PRINCIPAL OCCUPATION           TERM OF         COMPANIES AND
                                    JULY 11,           AND PRINCIPAL EMPLOYMENT          MEMBERSHIP ON      PUBLICLY HELD
           NAME (AGE)                 1997            DURING THE PAST FIVE YEARS       BOARD OF THE FUND      COMPANIES
--------------------------------  -------------   -----------------------------------  -----------------  -----------------

George W. Landau (77) ..........        2,000     Senior Advisor for Latin America     Since 1992; cur-   Director of six
  Two Grove Isle Drive                            Coca-Cola International (1988-       rent term ends at  other BEA-advised
  Coconut Grove, FL 33133                         present); President of the Americas  the 1999 annual    investment compa-
                                                  Society and Council of the Ameri-    meeting.           nies; Director of
                                                  cas (7/85-10/93); United States Am-                     Emigrant Savings
                                                  bassador to Venezuela (1982-1985);                      Bank; Director of
                                                  United States Ambassador to Chile                       GAM Funds, Inc.
                                                  (1977-1982) and United States Am-
                                                  bassador to Paraguay (1972-1977).

William W. Priest, Jr.* (55)                0     Chairman--Management Committee,      Since 1997; cur-   Director of ten
  153 East 53rd Street                            Chief Executive Officer and          rent term ends at  other BEA-advised
  New York, NY 10022                              Executive Director of BEA            1997 annual        investment compa-
                                                  (12/90-present).                     meeting.           nies.

Martin M. Torino (47) ..........            0     Chairman of the Board of Ingenio y   Since 1992; cur-   Director of five
  Reconquista 365, 9th Fl.                        Refineria San Martin Del Tabacal     rent term ends at  other BEA-advised
  Capital Federal 1003                            S.A. (8/96-present); Executive Di-   the 1998 annual    investment compa-
  Buenos Aires, Argentina                         rector of TAU S.A. (a commodities    meeting.           nies.
                                                  trading firm) (11/90-present);
                                                  President of DYAT S.A.
                                                  (10/93-present).

Richard W. Watt* (38) ..........          300     Managing Director of BEA             Since 1995; cur-   Director of seven
  153 East 53rd Street                            (7/96-present); Senior Vice Presi-   rent term ends at  other BEA-advised
  New York, NY 10022                              dent of BEA (8/95-6/96); Head of     the 1999 annual    investment compa-
                                                  Emerging Markets Investments and     meeting.           nies.
                                                  Research at Gartmore Investment
                                                  Limited (11/92-6/95); Director of
                                                  Kleinwort Benson International In-
                                                  vestment (5/87-10/92).

All directors and officers
  (11 persons, including
  the foregoing) as a group.....        2,500

    During the fiscal year ended May 31, 1997, each director who is not a director, officer, partner, co-partner or employee of BEA, the Administrator, or any affiliate thereof, received an annual fee of $5,000 and $500 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended May 31, 1997 to all such unaffiliated directors was $36,875. During the fiscal year ended May 31, 1997, the Board convened six times. Each director except Mr. Gordon attended at least seventy-five percent of the aggregate number of meetings of the Board and any committee on which he served held during the period for which he was a Director.

    Messrs. Arzac, Cattano, Gordon, Landau and Torino constitute the Fund's Audit Committee, which is composed of directors who are not interested persons of the Fund. The Audit Committee met twice during the fiscal year ended May 31, 1997. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The Board performs the functions of a nominating committee. The Board will consider nominees recommended by shareholders. Recommendations should be submitted to the Board in care of the Secretary of the Fund. The Fund does not have a compensation committee.

    Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act require the Fund's officers and directors, officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than ten percent of the Fund's Shares, to file reports of ownership with the Securities and Exchange Commission, the New York Stock Exchange and the Fund. Based solely upon its review of the copies of such forms received by it and written representations from such persons, the Fund believes that, for the fiscal year ended May 31, 1997, all filing requirements applicable to such persons were complied with.

    The following table shows certain information about officers of the Fund other than Messrs. Priest and Watt, who are described above. Mr. Priest is Chairman of the Board of the Fund and was appointed to such position on February 11, 1997. Mr. Watt is President and Chief Investment Officer of the Fund. Mr. Watt was appointed to his positions on February 11, 1997, having previously served as Executive Vice President and Investment Officer of the Fund since August 15, 1995. Ms. Setnicka was appointed to her position as Assistant Treasurer on May 14, 1996. Mr. Pignataro has been an officer since the commencement of the Fund's operations. Mr. Stamler has been an officer since July 1993. Mr. Swift has been Senior Vice President and Investment Officer of the Fund since November 1995. Each officer of the Fund will hold office until a successor has been elected by the Board. All officers of the Fund are employees of and are compensated by BEA.

                                            SHARES
                                         BENEFICIALLY
                                           OWNED ON                                CURRENT PRINCIPAL OCCUPATION AND PRINCIPAL
             NAME                AGE     JULY 11, 1997     POSITION WITH FUND        EMPLOYMENT DURING THE PAST FIVE YEARS
------------------------------  -----   ---------------  -----------------------  --------------------------------------------
Stephen Swift ................   51                0     Senior Vice President    Managing Director of Credit Suisse Asset
  153 East 53rd Street                                     and Investment         Management Limited (2/97-present); Managing
  New York, NY 10022                                       Officer                Director of BEA (6/95-2/97); Head of Global
                                                                                  Equities at Credit Suisse Asset Management
                                                                                  Limited (10/91-5/95); Portfolio manager of
                                                                                  CS Tiger Fund (10/91-present); Managing
                                                                                  Director of Southeast Asian Equities at
                                                                                  Wardley Investment Services (a subsidiary of
                                                                                  Hong Kong and Shanghai Bank) (1/89-9/91).

Paul P. Stamler ..............   36                0     Senior Vice President    Vice President of BEA (6/93-present);
  153 East 53rd Street                                                            self-employed as a certified public
  New York, NY 10022                                                              accountant (4/92-5/93); Vice President of
                                                                                  Bear, Stearns & Co. Inc. (6/88-3/92).

Michael A. Pignataro .........   37                0     Chief Financial Officer  Vice President of BEA (12/95-present); As-
  153 East 53rd Street                                     and Secretary          sistant Vice President and Chief Administra-
  New York, NY 10022                                                              tive Officer for Investment Companies of BEA
                                                                                  (9/89-12/95).

                                            SHARES
                                         BENEFICIALLY
                                           OWNED ON                                CURRENT PRINCIPAL OCCUPATION AND PRINCIPAL
             NAME                AGE     JULY 11, 1997     POSITION WITH FUND        EMPLOYMENT DURING THE PAST FIVE YEARS
------------------------------  -----   ---------------  -----------------------  --------------------------------------------
Wendy S. Setnicka ............   33                0     Assistant Treasurer      Assistant Vice President of BEA
  153 East 53rd Street                                                            (1/97-present); Administrative Officer for
  New York, NY 10022                                                              Investment Companies of BEA (11/93-present);
                                                                                  Supervisor of Fund Accounting and
                                                                                  Administration at Reich & Tang LP
                                                                                  (6/89-11/93).

    The following table shows certain compensation information for the directors of the Fund for the fiscal year ended May 31, 1997. None of the Fund's executive officers or directors who are also officers or directors of BEA received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

                                               PENSION OR
                                               RETIREMENT                      TOTAL         TOTAL NUMBER
                                                BENEFITS    ESTIMATED    COMPENSATION FROM   OF BOARDS OF
                                               ACCRUED AS     ANNUAL         FUND AND        BEA-ADVISED
                                 AGGREGATE      PART OF      BENEFITS      FUND COMPLEX       INVESTMENT
                                COMPENSATION      FUND         UPON           PAID TO         COMPANIES
       NAME OF DIRECTOR          FROM FUND      EXPENSES    RETIREMENT       DIRECTORS          SERVED
------------------------------  ------------   ----------   ----------   -----------------   ------------
Dr. Enrique R. Arzac .........    $7,375              0            0          $70,000             10
James J. Cattano .............    $8,000              0            0          $53,500              7
Peter A. Gordon ..............    $5,000              0            0          $30,000              6
George W. Landau .............    $8,500              0            0          $56,500              7
Martin M. Torino .............    $8,000              0            0          $47,500              6

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.

                    PROPOSAL 2: RATIFICATION OR REJECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

    The second proposal to be submitted at the Meeting will be the ratification or rejection of the selection by the Board of Coopers & Lybrand L.L.P. as independent public accountants of the Fund for the fiscal year ending May 31, 1998. At a meeting held on May 13, 1997, the Board, including those directors who are not "interested persons" of the Fund, approved the selection of Coopers & Lybrand L.L.P. for the fiscal year ending May 31, 1998. Coopers & Lybrand L.L.P. has been the Fund's independent public accountants since the Fund commenced operations in 1992, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of Coopers & Lybrand L.L.P. will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS, INCLUDING THE "NON-INTERESTED" DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT PUBLIC ACCOUNTANTS.

                OTHER MATTERS WHICH MAY COME BEFORE THE MEETING;
                             SHAREHOLDER PROPOSALS

    The Board is not aware of any other matters that will come before the Meeting. Should any other matter properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote the Proxy in accordance with their judgment on such matters.

    Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 1998 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than March 24, 1998. A shareholder desiring to submit a proposal must be a record or beneficial owner of at least 1% of the outstanding Shares or Shares with a market value of $1,000 entitled to be voted at the meeting and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of the shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                             ADDITIONAL INFORMATION

BENEFICIAL OWNERS

    The following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the Shares of the Fund because they possessed or shared voting or investment power with respect to the Shares of the
Fund:

                                                                 NUMBER OF SHARES
                                                                   BENEFICIALLY     PERCENT OF
                       NAME AND ADDRESS                                OWNED          SHARES
---------------------------------------------------------------  -----------------  -----------
*President and Fellows of Harvard College......................        888,000           10.5%
 c/o Harvard Management Company, Inc.
 600 Atlantic Avenue
 Boston, MA 02210

--------------

* As stated in a Schedule 13G filed with the Securities and Exchange Commission.

REPORTS TO SHAREHOLDERS

    The Fund sends unaudited semi-annual and audited annual reports to its shareholders, including a list of investments held. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL AND SEMI-ANNUAL REPORTS, UPON REQUEST TO THE FUND AT ONE CITICORP CENTER, 153 EAST 53RD STREET, NEW YORK, NEW YORK 10022, TELEPHONE (1-800-293-1232). THESE REQUESTS WILL BE HONORED WITHIN THREE BUSINESS DAYS OF RECEIPT.

                                               THE EMERGING MARKETS
                                                TELECOMMUNICATIONS
                                                    FUND, INC.

                   -------------------------------------------------------------

3916-PS-97

             THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

                                 PROXY

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Messrs. Paul P. Stamler and Michael A. Pignataro as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") that the undersigned is entitled to vote at the annual meeting of shareholders on Wednesday, September 24, 1997, and at any adjournment thereof.



           CONTINUED AND TO BE SIGNED ON REVERSE SIDE     SEE REVERSE
                                                              SIDE

/X/     Please mark
        votes as in
        this example

 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2.

  1--ELECTION OF THE FOLLOWING NOMINEES AS DIRECTORS:

     Nominees:  James J. Cattano (three-year term)     2--TO RATIFY THE SELECTION OF                FOR      AGAINST    ABSTAIN
                William W. Priest, Jr.                 COOPERS & LYBRAND L.L.P. AS INDEPENDENT      / /        / /        / /
                (three-year term)                      PUBLIC ACCOUNTANTS OF THE FUND FOR THE
                                                       FISCAL YEAR ENDING MAY 31, 1998:

                 FOR                WITHHOLD           This proxy when properly executed will be voted in the manner
                 / /                  / /              directed herein by the undersigned shareholder.


     / /   ______________________________________
           For both nominees except as noted above     If no direction is made, this proxy will be voted for proposals 1 and 2.

                                                       Please sign exactly as name appears below. When shares are held by joint tenants, both should sign.

                                                            MARK HERE
                                                            FOR ADDRESS   / /
                                                            CHANGE AND
                                                            NOTE AT LEFT

                                                       PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                                                       USING THE ENCLOSED ENVELOPE.

                                                       When signing as attorney, executor, administrator, trustee or guardian, please give full title as  such. If a corporation, please sign in full corporate name by president or other
                                                       authorized officer.  If a partnership, please sign in
                                                       partnership name by authorized person.

Signature: _______________________ Date:_______________ Signature: _____________________________ Date:_______________

